Subsequent Events	6 Months Ended
Jun. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Subsequent events

Renewal of Management Board appointment

On July 23, 2020, the Supervisory Board of Biofrontera AG announced that the appointments as well as the service contracts of both Management Board members were each extended for another 2 years until December 31, 2022.

Mandatory convertible bond 2020/2021

On July 27, 2020, the Management Board resolved, with the approval of the Supervisory Board, to issue up to 2,638,150 bonds of a 1.0%-qualified subordinated mandatory convertible bond 2020/2021 with a nominal value of EUR 3.00 each and a total nominal value of up to EUR 7,914,450 to cover short-term liquidity requirements.

On August 18, 2020, the company announced that the mandatory convertible bond 2020/2021 had been placed in full. The gross proceeds from the issue amount to EUR 7,914 thousands.